Exhibit 10.7

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT, dated as of September 28, 2023 (this “Amendment”), to the Credit Agreement (as defined below) by and among NABORS INDUSTRIES, INC., a Delaware corporation (“Borrower”), NABORS INDUSTRIES LTD., a Bermuda exempted company (“Holdings”), the other Guarantors from time to time party thereto, the Lenders party thereto (the “Lenders”), the Issuing Banks party thereto and CITIBANK, N.A., as Administrative Agent solely for the Lenders (in such capacity, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Holdings and the Administrative Agent, inter alios, entered into that certain Credit Agreement dated as of January 21, 2022 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of September 14, 2022 and as further amended, modified, supplemented or restated prior to the date hereof, the “Existing Credit Agreement”, the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”);

WHEREAS, Borrower desires to amend the Credit Agreement in order to remove the springing maturity condition solely as it relates to the 0.75% Exchangeable Senior Notes due 2024 issued by Borrower under that certain indenture dated as of January 13, 2017 (the “Notes”) among Borrower, Holdings, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as securities administrator; and

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

Section 1.Amendments to Section 1.01 of the Credit Agreement.  The below text contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as of the Amendment Effective Date (as defined below) as follows:

““Maturity Date” shall mean the date that is the earlier of (a) January 21, 2026 and (b)  to the extent any principal amount of the 5.1% Senior Notes or 5.75% Senior Notes remains outstanding on the date that is 90 days prior to the applicable maturity date for such Indebtedness, then such 90th day.”

Section 2.Effectiveness.  This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the following conditions have been satisfied or waived:
(a)The Administrative Agent (or its counsel) shall have received (i) a duly executed and completed counterpart hereof that bears the signature of each existing Loan Party, (ii) a duly executed and completed counterpart hereof that bears the signature of the Administrative Agent and (iii) a duly executed and completed counterpart hereof that bears the signature of each Lender party to the Credit Agreement;

(b)The Administrative Agent shall have received reimbursement of reasonable and documented out of pocket expenses (to the extent invoiced no later than one Business Day prior to the Amendment Effective Date) in connection with this Amendment;
(c)Each of the representations and warranties set forth in Section 3 of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (or, to the extent such representations and warranties are qualified by materiality, in all respects) on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date (except to the extent such representation and warranty speaks to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (or, to the extent such representations and warranties are qualified by materiality, in all respects) on and as of such earlier date); and
(d)No Event of Default or Default shall have occurred and be continuing both before and after giving effect to this Amendment.
Section 3.Representations and Warranties.  Borrower represents and warrants to the Administrative Agent that as of the Amendment Effective Date:
3.1.Each of the representations and warranties set forth in Section 3 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, to the extent such representations and warranties are qualified by materiality, in all respects) on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date (except to the extent such representation and warranty speaks to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (or, to the extent such representations and warranties are qualified by materiality, in all respects) on and as of such earlier date).
3.2.No Default or Event of Default shall have occurred and be continuing both before and after giving effect to this Amendment.
Section 4.Effect of Amendment.
4.1.Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders and the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or of any other Loan Document, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
4.2.Borrower and each Guarantor party hereto hereby (a) acknowledges and consents to this Amendment; (b) ratifies and confirms all of its respective obligations and liabilities under the Loan Documents to which it is a party and ratifies and confirms that such obligations and liabilities remain in full force and effect and extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the obligations of Borrower under the Credit Agreement, as amended by this Amendment; and (c) acknowledges and confirms that the liens and security interests granted by it pursuant to the Security Documents to which it is a party are and continue to be valid and perfected (if and to the extent required to be perfected under the Security Documents to which it is a party) liens and security interests in the Collateral (subject only to Liens permitted under the Loan Documents) that secure all of the obligations of such Guarantor under the Loan Documents to which it is a party to the same extent that such liens and security interests in the Collateral were valid and perfected (if and to the extent required to be perfected under the Security Documents to which it is a party) immediately prior to giving effect to the execution and delivery of this Amendment.
4.3.On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby.
4.4.This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
Section 5.General.
5.1.GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
5.2.Incorporation by Reference.  The parties hereto acknowledge and agree that Sections 10.07, 10.10, 10.11 and 10.13 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
5.3.Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.
5.4.Electronic Execution.  The words “execution”, “signed”, “signature” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
5.5.Entire Agreement.  This Amendment embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.
5.6.Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
5.7.Headings.  The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

NABORS INDUSTRIES, INC.,
as Borrower

By:

Name:  Bob (Popin) Su

Title:  Vice President & Treasurer

NABORS INDUSTRIES LTD.,
as Holdings and a Guarantor

By:

Name:  Mark D. Andrews

Title:  Corporate Secretary

NABORS INTERNATIONAL MANAGEMENT LIMITED,
as a Guarantor

By:

Name:  Mark D. Andrews

Title:  Assistant Secretary & President

NABORS DRILLING TECHNOLOGIES USA, as a Guarantor

By:

Name:  Michael Rasmuson

Title:  Director

NABORS HOLDINGS LTD.,
as a Guarantor

By:

Name:  Mark D. Andrews

Title:  Assistant Secretary & President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

NABORS INDUSTRIES, INC.,
as Borrower

By:

Name:  Bob (Popin) Su

Title:  Vice President & Treasurer

NABORS INDUSTRIES LTD.,
as Holdings and a Guarantor

By:

Name:  Mark D. Andrews

Title:  Corporate Secretary

NABORS INTERNATIONAL MANAGEMENT LIMITED,
as a Guarantor

By:

Name:  Mark D. Andrews

Title:  Assistant Secretary & President

NABORS DRILLING TECHNOLOGIES USA, as a Guarantor

By:

Name:  Michael Rasmuson

Title:  Director

NABORS HOLDINGS LTD.,
as a Guarantor

By:

Name:  Mark D. Andrews

Title:  Assistant Secretary & President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

NABORS INDUSTRIES, INC.,
as Borrower

By:

Name:  Bob (Popin) Su

Title:  Vice President & Treasurer

NABORS INDUSTRIES LTD.,
as Holdings and a Guarantor

By:

Name:  Mark D. Andrews

Title:  Corporate Secretary

NABORS INTERNATIONAL MANAGEMENT LIMITED,
as a Guarantor

By:

Name:  Mark D. Andrews

Title:  Assistant Secretary & President

NABORS DRILLING TECHNOLOGIES USA, as a Guarantor

By:

Name:  Michael Rasmuson

Title:  Director

NABORS HOLDINGS LTD.,
as a Guarantor

By:

Name:  Mark D. Andrews

Title:  Assistant Secretary & President

NABORS DRILLING HOLDINGS INC.,
as a Guarantor

By:

Name:  Bob (Popin) Su

Title:  Vice President & Treasurer

NABORS LUX 2, a private limited liability company (societe ti responsabilite limitee) incorporated and existing under the laws of the Grand-Duchy of Luxembourg, having its registered office at 8-10, Avenue de la Gare, L-1610 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg Register of Trade and Companies (Registre de Commerce et des Societes, Luxembourg) under number B 154034, as a Guarantor,

By:

Name:  Henricus Reindert Petrus Pollmann

Title:  A Manager

NABORS LUX FINANCE 1, a private limited liability company societe ti responsabilite limitee) incorporated and existing under the laws of the Grand-Duchy of Luxembourg, having its registered office at 8-10, Avenue de la Gare, L-1610 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg Register of Trade and Companies (Registre de Commerce et des Societes, Luxembourg) under number B 153636, as a Guarantor

By:

Name:  Henricus Reindert Petrus Pollmann

Title:  A Manager

NABORS DRILLING HOLDINGS INC.,
as a Guarantor

By:

Name:  Bob (Popin) Su

Title:  Vice President & Treasurer

NABORS LUX 2, a private limited liability company (societe ti responsabilite limitee) incorporated and existing under the laws of the Grand-Duchy of Luxembourg, having its registered office at 8-10, Avenue de la Gare, L-1610 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg Register of Trade and Companies (Registre de Commerce et des Societes, Luxembourg) under number B 154034, as a Guarantor,

By:

Name:  Henricus Reindert Petrus Pollmann

Title:  A Manager

NABORS LUX FINANCE 1, a private limited liability company societe ti responsabilite limitee) incorporated and existing under the laws of the Grand-Duchy of Luxembourg, having its registered office at 8-10, Avenue de la Gare, L-1610 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg Register of Trade and Companies (Registre de Commerce et des Societes, Luxembourg) under number B 153636, as a Guarantor

By:

Name:  Henricus Reindert Petrus Pollmann

Title:  A Manager

NABORS GLOBAL HOLDINGS LIMITED, a private limited liability company (societe ti responsabilite limitee) incorporated and existing under the laws of the Grand-Duchy of Luxembourg, having its registered office at 8-10, Avenue de la Gare, L-1610 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg Register of Trade and Companies (Registre de Commerce et des Societes, Luxembourg) under number B 155086, as a Guarantor

By:

Name:  Henricus Reindert Petrus Pollmann

Title:  A Manager

By:

Name:  Mark D. Andrews

Title:  B Manager

CANRIG DRILLING TECHNOLOGY CANADA LTD.,
as a Guarantor

By:

Name:  Michael Rasmuson

Title:  Director

NABORS ALASKA DRILLING, INC.,
as a Guarantor

By:

Name:  Bob (Popin) Su

Title:  Treasurer

NABORS GLOBAL HOLDINGS LIMITED, a private limited liability company (societe ti responsabilite limitee) incorporated and existing under the laws of the Grand-Duchy of Luxembourg, having its registered office at 8-10, Avenue de la Gare, L-1610 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg Register of Trade and Companies (Registre de Commerce et des Societes, Luxembourg) under number B 155086, as a Guarantor

By:

Name:  Henricus Reindert Petrus Pollmann

Title:  A Manager

By:

Name:  Mark D. Andrews

Title:  B Manager

CANRIG DRILLING TECHNOLOGY CANADA LTD.,
as a Guarantor

By:

Name:  Michael Rasmuson

Title:  Director

NABORS ALASKA DRILLING, INC.,
as a Guarantor

By:

Name:  Bob (Popin) Su

Title:  Treasurer

NABORS GLOBAL HOLDINGS LIMITED, a private limited liability company (societe ti responsabilite limitee) incorporated and existing under the laws of the Grand-Duchy of Luxembourg, having its registered office at 8-10, Avenue de la Gare, L-1610 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg Register of Trade and Companies (Registre de Commerce et des Societes, Luxembourg) under number B 155086, as a Guarantor

By:

Name:  Henricus Reindert Petrus Pollmann

Title:  A Manager

By:

Name:  Mark D. Andrews

Title:  B Manager

CANRIG DRILLING TECHNOLOGY CANADA LTD.,
as a Guarantor

By:

Name:  Michael Rasmuson

Title:  Director

NABORS ALASKA DRILLING, INC.,
as a Guarantor

By:

Name:  Bob (Popin) Su

Title:  Treasurer

NABORS GLOBAL HOLDINGS LIMITED, a private limited liability company (societe ti responsabilite limitee) incorporated and existing under the laws of the Grand-Duchy of Luxembourg, having its registered office at 8-10, Avenue de la Gare, L-1610 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg Register of Trade and Companies (Registre de Commerce et des Societes, Luxembourg) under number B 155086, as a Guarantor

By:

Name:  Henricus Reindert Petrus Pollmann

Title:  A Manager

By:

Name:  Mark D. Andrews

Title:  B Manager

CANRIG DRILLING TECHNOLOGY CANADA LTD.,
as a Guarantor

By:

Name:  Michael Rasmuson

Title:  Director

NABORS ALASKA DRILLING, INC.,
as a Guarantor

By:

Name:  Bob (Popin) Su

Title:  Treasurer

CITIBANK, N.A.,
as Administrative Agent

By:

Name:

Title:

CITIBANK, N.A.,
as a Lender and an Issuing Bank

By:

Name:

Title:

WELLS FARGO BANK, N.A.,
as a Lender and an Issuing Bank

By:

Name:

Title:

Goldman Sachs Bank USA,
as a Lender

By:

Name:

Title:

HSBC Bank USA, N.A.,
as a Lender

By:

Name:

Title:

Morgan Stanley Senior Funding, Inc.,
as a Lender

By:

Name:

Title: